SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant    ☒

Filed by a Party other than the Registrant    ☐

Check the appropriate box:

☐ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒ Definitive Proxy Statement

☐ Definitive Additional Materials

☐ Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

Xilinx, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒    No fee required.

☐    Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

June 17, 2002

Dear Xilinx Stockholder:

You are cordially invited to attend the 2002 Annual Meeting of Stockholders to be held on Thursday, August 8, 2002 at 11:00 a.m. Pacific Daylight Time, at Xilinx, Inc.’s headquarters located at 2100 Logic Dr., San Jose, California, 95124. We look forward to your attendance either in person or by proxy.

The notice of annual meeting, proxy statement and proxy card from Xilinx’s Board of Directors (the “Board”) are enclosed. You may also read the notice of annual meeting and the proxy statement on the Internet at http://investor.xilinx.com/.

We encourage you to conserve natural resources, and reduce printing and mailing costs, by signing up for electronic delivery of Xilinx stockholder communications. For more information, see “Voting via the Internet and Telephone” on page 1. At this meeting, the agenda includes the annual election of directors and a proposal to ratify the appointment of our independent accountants, Ernst & Young LLP, as well as any other business that may properly come before the meeting or any adjournment or postponement thereof. The Board recommends that you vote FOR the election of the slate of director nominees nominated by the Board Nominating and Governance Committee and FOR the ratification of the independent accountants. Please refer to the proxy statement for detailed information on each of the proposals.

At the meeting, we will also report on the operations of the Company, and you will have an opportunity to ask questions. Whether or not you plan to attend, please take a few minutes now to vote on-line or via telephone or, alternatively, mark, sign, date and return your proxy in the enclosed postage-paid envelope so that your shares will be represented.

Thank you for your continuing interest in Xilinx.

Very truly yours,

Willem P. Roelandts
Chief Executive Officer

IMPORTANT:    WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, YOU ARE REQUESTED TO COMPLETE AND PROMPTLY RETURN THE ENCLOSED PROXY IN THE ENVELOPE PROVIDED OR VOTE YOUR PROXY ELECTRONICALLY OR BY TELEPHONE. PLEASE REFERENCE THE “VOTING VIA THE INTERNET AND TELEPHONE” SECTION ON PAGE 1 FOR ADDITIONAL INFORMATION.

XILINX, INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
August 8, 2002

TO OUR STOCKHOLDERS:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Xilinx, Inc., a Delaware corporation (the “Company”), will be held on Thursday, August 8, 2002 at 11:00 a.m., Pacific Daylight Time, at the Company’s business address at 2100 Logic Drive, San Jose, California, 95124 for the following purposes:

1.    To elect nine (9) directors to serve for the ensuing year or until their successors are duly elected and qualified;

2.    To ratify the appointment of Ernst & Young LLP as independent accountants of the Company for the fiscal year ending March 29, 2003; and

3.    To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

Only stockholders of record at the close of business on June 10, 2002 are entitled to notice of and to vote at the meeting.

All stockholders are cordially invited to attend the meeting in person. However, to ensure your representation at the meeting, you are urged to vote on-line or via telephone or, in the alternative, to mark, sign, date and return the enclosed proxy card as promptly as possible in the postage-prepaid envelope enclosed for that purpose. If you have Internet access, we encourage you to record your vote on the Internet. It is convenient for you, and it also saves the Company significant postage and processing costs. Any stockholder of record attending the meeting may vote in person even if he or she returned a proxy.

FOR THE BOARD OF DIRECTORS

Thomas R. Lavelle
Secretary

San Jose, California
June 17, 2002

IMPORTANT:    WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, YOU ARE REQUESTED TO COMPLETE AND PROMPTLY RETURN THE ENCLOSED PROXY IN THE ENVELOPE PROVIDED OR VOTE YOUR PROXY ELECTRONICALLY OR BY TELEPHONE. PLEASE REFERENCE THE “VOTING VIA THE INTERNET AND TELEPHONE” SECTION ON PAGE 1 FOR ADDITIONAL INFORMATION.

XILINX, INC.

PROXY STATEMENT

FOR ANNUAL MEETING OF STOCKHOLDERS

This Proxy Statement is being mailed to stockholders of Xilinx, Inc., a Delaware corporation (the “Company”), on or about June 17, 2002 in connection with the solicitation by the Board of Directors of proxies to be used at the Annual Meeting of Stockholders of the Company to be held on Thursday, August 8, 2002 at 11:00 a.m., Pacific Daylight Time, at the Company’s corporate headquarters, located at 2100 Logic Drive, San Jose, California 95124, and any adjournment and postponement thereof.

The cost of preparing, assembling and mailing the Notice of Annual Meeting of Stockholders, Proxy Statement and form of proxy and the solicitation of proxies will be paid by the Company. Proxies may be solicited in person or by telephone or electronically by personnel of the Company who will not receive any additional compensation for such solicitation. The Company will pay brokers or other persons holding stock in their names or the names of their nominees for the expenses of forwarding soliciting material to their principals.

INFORMATION CONCERNING VOTING AND PROXY SOLICITATION

Voting

Each stockholder is entitled to one vote for each share of Common Stock of the Company (“Common Stock”) with respect to all matters presented at the Annual Meeting. Stockholders do not have the right to cumulate their votes in the election of directors.

Record Date

Only stockholders of record at the close of business (5:00 p.m., Eastern Daylight Time) on June 10, 2002 (the “Record Date”) are entitled to notice of and to vote at the meeting and at any adjournment or postponement thereof. Stockholders of record will be entitled to one vote for each share of Common Stock held. For information regarding holders of more than 5% of the outstanding Common Stock, see “Security Ownership of Certain Beneficial Owners and Management.”

Shares Outstanding

As of the close of business on May 31, 2002, there were 336,806,877 shares of Common Stock outstanding. The closing price of the Company’s Common Stock on May 31, 2002, as reported by the NASDAQ national market was $35.26 per share.

Voting via the Internet and Telephone

If you have Internet access, we encourage you to record your vote on the Internet. It is convenient for you, and it also saves the Company significant postage and processing costs. A stockholder whose shares are registered directly with EquiServe, L.P. (referred to in this proxy statement as a “record” holder) may vote via the Internet, by calling EquiServe, L.P. or by submitting the enclosed proxy card. The Internet and telephone voting procedures are designed to authenticate the stockholder’s identity through the use of a Control Number that is provided on each proxy form allow the stockholder to vote his/her shares and to confirm that voting instructions have been properly recorded. The enclosed proxy form for EquiServe, L.P. contains specific instructions regarding these procedures.

A stockholder whose shares are registered in the name of a bank, brokerage firm, or other custodian (referred to in this proxy statement as a “beneficial” owner), may vote by completing and returning the enclosed proxy card or voting instruction form, and may also be eligible to vote electronically via the Internet or by telephone. A large number of banks and brokerage firms are participating in the ADP Investor Communication Services online program. This program provides beneficial owners the opportunity to vote via the Internet or by telephone. If the stockholder’s bank or brokerage firm is participating in ADP’s program, the voting instruction form for ADP will provide instructions for electronic voting.

Quorum; Abstentions; Broker Non-Votes

The required quorum for the transaction of business at the Annual Meeting is a majority of the outstanding shares of Common Stock as of the Record Date. Votes cast by proxy or in person at the Annual Meeting will be tabulated by the inspector of elections appointed for the Annual Meeting and will determine whether or not a quorum is present. Shares that are voted “FOR,” “AGAINST” or “WITHHELD” (abstentions) are treated as being present at the meeting for purposes of establishing a quorum and are also treated as votes eligible to be cast by the record owners of the Common Stock present in person or represented by proxy at the Annual Meeting and “entitled to vote on the subject matter” (the “Votes Cast”) with respect to such matter. In the absence of instructions, shares represented by valid proxies shall be voted in accordance with the recommendations of the Board of Directors as shown on the proxy. The inspector of elections will treat broker non-votes as present only for purposes of determining a quorum and not as Votes Cast. Broker non-votes occur when a beneficial owner does not provide voting instructions to the bank, brokerage firm or other custodian holding his/her shares and that person does not exercise discretion to vote those shares.

Vote Required

With respect to the election of directors, the nine nominees receiving the highest number of Votes Cast at the meeting shall be elected as directors. Affirmative votes constituting a majority of the Votes Cast will be required to ratify the appointment of Ernst & Young LLP. Abstentions will have the effect of a vote against the ratification of Ernst & Young LLP.

Revocability of Proxies

A stockholder giving a proxy may revoke it at any time before it is voted by filing written notice of revocation with Thomas R. Lavelle, the Secretary of the Company, at 2100 Logic Drive, San Jose, California 95124, or by appearing at the meeting and voting in person. A prior proxy is automatically revoked by a stockholder giving a valid proxy bearing a later date. Shares represented by all valid proxies will be voted in accordance with the instructions contained in the proxies. A beneficial owner wishing to revoke his/her voting instructions must contact the bank brokerage firm or other custodian who holds his/her shares. In the absence of instructions, shares represented by valid proxies will be voted in accordance with the recommendations of the Board of Directors as shown on the proxy.

Deadline for Receipt of Stockholder Proposals

Proposals of stockholders of the Company which are intended to be presented by such stockholders at the Company’s 2003 Annual Meeting of Stockholders must be received by the Company no later than Friday, February 23, 2003, and satisfy the other requirements set forth in Rule 14a-8 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), in order to be eligible for inclusion in the proxy statement and form of proxy relating to that meeting.

Proxies solicited by the Company grant the proxy holders discretionary authority to vote on any matter raised at the meeting. If a stockholder intends to submit a proposal at the next meeting of stockholders that is not eligible for inclusion in the proxy statement relating to that meeting, the stockholder must give notice to the Company no later than May 9, 2003. If a stockholder does not comply with the foregoing notice provision and does not also satisfy the requirements of Rule 14a-4(c) under the Exchange Act, the proxy holders will be allowed to use their discretionary voting authority when and if the proposal is raised at the next annual meeting of stockholders.

PROPOSAL ONE

ELECTION OF DIRECTORS

Nominees

A board of nine directors is to be elected at the Annual Meeting. Pursuant to action by the Board’s Nominating and Governance Committee, the Company is nominating the nine individuals named below, each of whom is currently a director of the Company. Unless otherwise instructed, the proxy holders will vote the proxies received by them for the Company’s nine nominees named below. In the event that any nominee of the Company is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee who shall be designated by the present Board of Directors to fill the vacancy. The Company is not aware of any nominee who will be unable or will decline to serve as a director. The term of office of each person elected as a director will continue until the next Annual Meeting of Stockholders or until his/her successor has been elected and qualified.

Name of Nominee	Age	Principal Occupation	Director Since
Bernard V. Vonderschmitt	78	Chairman of the Board	1984

Willem P. Roelandts	57	President and Chief Executive Officer Xilinx, Inc.	1996

John L. Doyle	70	Consultant	1994

Jerald G. Fishman	56	President & CEO, Analog Devices Inc.	2000

Philip T. Gianos	52	General Partner, InterWest Partners	1985

William G. Howard, Jr.	60	Consultant	1996

Frank Seiji Sanda	53	President, Japan Communications Inc.	1998

Richard W. Sevcik	54	Senior Vice President and General Manager Xilinx, Inc.	2000

Elizabeth Vanderslice	38	Consultant	2000

Mr. Vonderschmitt was Chief Executive Officer of the Company from August 1994 to January 1996 and was President of the Company from its inception in February 1984 to August 1994. Mr. Vonderschmitt now serves as Chairman of the Company’s Board of Directors and as a consultant to the Company. Mr. Vonderschmitt is also a director of Credence Systems, Inc. and Sanmina-SCI Corporation.

Mr. Roelandts joined the Company in January 1996 as Chief Executive Officer and a member of the Company’s Board of Directors. In April 1996, he was appointed to the additional position of President of the Company. Prior to joining the Company, he served at Hewlett-Packard Company, a computer manufacturer, as Senior Vice President and General Manager of Computer Systems Organizations from August 1992 through January 1996 and as Vice President and General Manager of the Network Systems Group from December 1990 through August 1992.

Mr. Doyle was employed formerly by the Hewlett-Packard Company, a computer manufacturer, where he served as the Executive Vice President of Business Development from 1988 through 1991; Executive Vice President, Systems Technology Sector from 1986 to 1988; Executive Vice President, Information Systems and Networks from 1984 to 1986; and Vice President, Research and Development, from 1981 to 1984. Mr. Doyle served as Co-Chief Executive Officer of Hexcel Corp., a manufacturer of honeycomb, advanced composites, reinforced fabrics and resins, from July 1993 to December 1993. From September 1991 to July 1993, and from December 1993 to the present, Mr. Doyle has been an independent consultant. In addition, Mr. Doyle also serves as a director of Analog Devices, Inc., and DURECT Corporation.

Mr. Fishman is the President, Chief Executive Officer and a director of Analog Devices, Inc., a semiconductor manufacturer. Mr. Fishman was elected President and Chief Executive Officer of Analog Devices, Inc. in November 1996. Mr. Fishman also serves as a director of Cognex Corporation.

Mr. Gianos has been a General Partner of InterWest Partners, a venture capital firm, since August 1982. Mr. Gianos also serves as a director of T/R Systems.

Mr. Howard has worked as an independent consultant since December of 1990. Mr. Howard also serves as a director of BEI Electronics, Inc., BEI Technologies, Inc., Credence Systems Corporation, and Ramtron International Corporation.

Mr. Sanda served as the Vice President and General Manager of the Japan Cellular Subscriber Division of Motorola, Inc. from January 1990 to July 1994 and was President and Chief Executive Officer of Apple Japan, Inc. from July 1994 to July 1995. Since July 1995, Mr. Sanda has served as President and Chief Executive Officer of L.T.S. & Co. Ltd. Mr. Sanda joined Nihon Tsushin K.K. (Japan Communications, Inc.), a Japanese telecommunications company, in May 1996, and has served as its Chairman, President, and Chief Executive Officer.

Mr. Sevcik joined the Company in April 1997 as Senior Vice President and General Manager. He was elected to the Board of Directors of the Company in 2000. Prior to joining the Company, Mr. Sevcik worked at Hewlett-Packard Company for 10 years where, from 1994 through 1996, he served as Group General Manager of the company’s Systems Technology Group and oversaw five divisions involved with product development for servers, workstations, operating systems, microprocessors, networking and security. In 1995, he was named Vice President at Hewlett-Packard.

Ms. Vanderslice served as a General Manager of Terra Lycos, Inc., an Internet access and interactive content provider, from July 1999 until July 2001. Prior to joining, Ms. Vanderslice served as president of Wired Digital, Inc., an online services company, from 1996 through June 1999. Prior to joining Wired Digital, Ms. Vanderslice was a vice president at H. W. Jesse & Co., a San Francisco investment banking and business strategy consulting firm.

Mr. Vonderschmitt and Mr. Sanda are brothers-in-law. There are no other family relationships among the directors or executive officers of the Company.

Required Vote

The nine nominees receiving the highest number of affirmative votes of the Votes Cast shall be elected as directors. Votes withheld from any director are counted for purposes of determining the presence or absence of a quorum for the transaction of business, but have no further legal effect under Delaware law.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR”  THE ELECTION OF THE DIRECTOR NOMINEES.

PROPOSAL TWO

RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS

The Board of Directors, on the recommendation of the Audit Committee, has selected Ernst & Young LLP, independent accountants, to audit the consolidated financial statements of the Company for the fiscal year ending March 29, 2003 and recommends that stockholders vote for ratification of such appointment. If the appointment of Ernst & Young LLP is not ratified, the Audit Committee will take the vote under advisement in evaluating whether to retain Ernst & Young LLP.

Representatives of Ernst & Young LLP attend meetings of the Audit Committee of the Board of Directors. Ernst & Young LLP, has audited the Company’s financial statements for each fiscal year since the fiscal year ended March 31, 1984. Representatives of Ernst & Young LLP are expected to be present at the Annual Meeting with the opportunity to make a statement if they desire to do so, and are expected to be available to respond to appropriate questions.

Audit and Non-audit Fees

The Audit Committee reviews audit and non-audit services performed by Ernst & Young LLP as well as the fees charged by Ernst & Young LLP for such services. In its review of non-audit services, the Audit Committee considered whether the provision of such services is compatible with maintaining Ernst & Young LLP’s independence. In accordance with Audit Committee policy, the Audit Committee reviews and approves any non-audit service engagement not related to tax by Ernst & Young, LLP that has a fee greater than 20% of the annual audit fees, or all such engagements that cumulatively total greater than 30% of the annual audit fees.

Audit Fees.    During the fiscal year ended March 30, 2002, the aggregate fees billed or to be billed by Ernst & Young LLP, the Company’s independent auditors, for the audit of the Company’s financial statements for such fiscal year and for the review of the Company’s interim financial statements on Form 10-Q was $410,000.

Financial Information Systems Design and Implementation Fees.    During the fiscal year ended March 30, 2002, there were no fees billed or billable by Ernst & Young LLP for information technology consulting services.

All Other Fees.    During the fiscal year ended March 30, 2002, the aggregate fees billed by Ernst & Young LLP for professional services other than audit and information technology consulting services was $432,000. All other fees includes $42,000 of audit related fees and $390,000 of non-audit service fees. Audit related fees in fiscal 2002 consisted of fees for statutory audits and accounting consultations. Non-audit service fees consisted of fees for business continuity planning, tax compliance and tax consulting services.

Required Vote

Affirmative votes constituting a majority of the Votes Cast will be required to ratify the appointment of Ernst & Young LLP.

In the absence of instructions, shares represented by valid proxies shall be voted in accordance with the recommendations of the Board of Directors as shown on the proxy.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE RATIFICATION OF ERNST & YOUNG LLP, AS THE COMPANY’S INDEPENDENT ACCOUNTANTS FOR FISCAL YEAR 2003.

BOARD MEETINGS AND COMMITTEES

The Board of Directors of the Company held a total of eleven (11) meetings during the fiscal year ended March 30, 2002. No director attended fewer than 75% of the aggregate of all meetings of the Board of Directors or its committees on which such director served during the fiscal year. The Board of Directors has an Audit Committee, a Compensation Committee, and a Nominating and Governance Committee.

The Audit Committee, which currently consists of John L. Doyle, Frank Seiji Sanda, and Elizabeth Vanderslice, met six (6) times during fiscal year 2002. The Audit Committee assists the Board of Directors in fulfilling its oversight responsibilities to the stockholders relating to the Company’s financial statements and the financial reporting process, the systems of internal accounting and financial controls, and the audit process.

The Compensation Committee, which currently consists of Philip T. Gianos, William G. Howard, Jr. and Jerald G. Fishman, met six (6) times during fiscal year 2002. The Compensation Committee has responsibility for establishing the compensation policies of the Company. The Committee determines the compensation of the Company’s Board of Directors and its executive officers and has exclusive authority to grant options to directors and executive officers under the 1997 Stock Plan.

The Nominating and Governance Committee, which currently consists of Bernard V. Vonderschmitt, Jerald G. Fishman and Elizabeth Vanderslice met four (4) times during fiscal year 2002. The Nominating and Governance Committee has responsibility for nominating individuals to serve as members of the Board of Directors, and to establish policies affecting corporate governance. The Nominating and Governance Committee, among other things, determines the size and composition of the Company’s Board of Directors and nominates directors and executive officers for election. The Nominating and Governance Committee will consider nominees submitted in writing by stockholders to the attention of the Company’s Secretary, Thomas R. Lavelle.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

The Audit Committee assists the Board of Directors in fulfilling its oversight responsibilities to the shareholders relating to the Company’s financial statements and the financial reporting process, the systems of internal accounting and financial controls, and the audit process. The primary responsibility for the Company’s financial reporting lies with senior management. The Company’s independent accountants, Ernst & Young LLP, are responsible for expressing an opinion on the conformity of the Company’s audited financial statements to generally accepted accounting principles in the United States.

Each Audit Committee member is independent as defined by the rules of The Nasdaq Stock Market, Inc. The Audit Committee members are not professional accountants or auditors, and their functions are not intended to duplicate or certify the activities of management and the independent accountants. The Audit Committee operates under a written charter adopted by the Board of Directors. A copy of the Audit Committee’s charter was most recently published in Xilinx’s proxy statement for its 2001 Annual Stockholders’ Meeting.

Among its other functions, the Audit Committee has reviewed and discussed with management the Company’s audited financial statements. The Audit Committee has discussed with the independent accountants the matters required to be discussed by Statement on Auditing Standards No. 61, “Communications with Audit Committees.”

The Audit Committee has received and reviewed the written disclosures and the letter from the independent accountants required by the Independent Standards Board Standard No. 1, “Independence Discussions with Audit Committees,” and has discussed with them their independence.

Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in Xilinx’s Annual Report on Form 10-K for the fiscal year ended March 30, 2002 for filing with the Securities and Exchange Commission.

Audit Committee of the Board of Directors

—John L. Doyle, Chairman
—Frank Seiji Sanda
—Elizabeth Vanderslice

COMPENSATION OF DIRECTORS

During fiscal year 2002, the Compensation Committee reviewed and revised the cash and stock option compensation for non-employee directors. Beginning in fiscal year 2002, the Company will pay its directors $30,000 per year (paid on a quarterly basis) to attend Board meetings. Chairpersons of Board committees receive an additional $5,000 per year, also paid on a quarterly basis. The Board of Directors also participated in the Payroll Reduction Program instituted by the Company in Fiscal Year 2002, which resulted in each director having his or her pay reduced by fifteen percent (15%) in exchange for the grant of options (see, below, “Report of the Compensation Committee of the Board of Directors”). Mr. Vondershmitt, Mr. Gianos and Mr. Doyle, as chairs of the Board committees, each received 52 options to purchase Common Stock with an exercise price of $29.88. Mr. Fishman, Mr. Howard, Mr. Seiji Sanda and Ms. Vanderslice each received 45 options to purchase Common Stock with an exercise price of $29.88.

The Company’s 1997 Stock Plan currently provides for an automatic grant of nonstatutory options to non-employee directors of the Company. Each eligible non-employee director is granted an initial option to purchase 36,000 shares of Common Stock on the date of the director’s first meeting after becoming a director and an additional option to purchase 12,000 shares of Common Stock on an annual basis thereafter. Director options are granted with an exercise price equal to the fair market value of the Company’s Common Stock on the date of grant and currently vest over four years.

Mr. Vonderschmitt, who served as the Company’s Chief Executive Officer from August 1994 to January 1996 and was President of the Company from its inception in February 1984 to August 1994, became a non-employee director on April 1, 1998. Mr Vonderschmitt also serves as a consultant to the Company (see, below, “Employment Contracts and Termination of Employment and Change-In-Control Arrangements”).

Directors who are actively employed as executives by the Company receive no additional compensation for their service as directors.

EXECUTIVE COMPENSATION

The following table sets forth compensation paid for services to the Company in all capacities during the last three fiscal years ended March 30 to (i) the Company’s Chief Executive Officer, and (ii) the four other most highly compensated individuals who were serving as executive officers of the Company at the end of the Company’s fiscal year ended March 30, 2002 (collectively, the “Named Executive Officers”).

Summary Compensation Table

	Annual Compensation					Long Term Compensation Awards(3)		All Other Compensation(8)
Name & Principal Position	Year	Salary		Bonus(2)		Options(#)
Willem P. Roelandts	2002	$561,966	(1)	$0		303,620	(5)	$15,290	(9)
President & Chief Executive Officer	2001	$675,000		$250,088		300,000	(6)	$3,054
	2000	$618,000		$352,878		175,000	(7)	$180,060

Kris Chellam	2002	$265,734	(1)	$0		101,209	(5)	$8,698	(10)
Senior Vice President, Finance and	2001	$320,000		$100,320		75,000	(6)	$59,825
Chief Financial Officer	2000	$290,012		$241,031	(4)	50,000	(7)	$72,827

Steven D. Haynes	2002	$256,119	(1)	$0		91,790	(5)	$9,282	(11)
Vice President, Worldwide Sales	2001	$290,000		$74,385		60,000	(6)	$3,190
	2000	$265,000		$121,370		30,000	(7)	$180,060

Randy Ong	2002	$227,812	(1)	$0		51,211	(5)	$8,607	(12)
Vice President, Worldwide Operations	2001	$250,000		$64,125		50,000	(6)	$3,122
	2000	$228,000		$104,424		30,000	(7)	$180,060

Richard W. Sevcik	2002	$395,831	(1)	$0		151,157	(5)	$11,532	(13)
Senior Vice President and General	2001	$435,000		$136,373		100,000	(6)	$2,987
Manager	2000	$404,500		$231,576		70,000	(7)	$180,060

(1)	During Fiscal Year 2002, the executive officer had his salary reduced as part of the Company’s Payroll Reduction Program. See “Report of the Compensation Committee for Fiscal Year 2002,” below.
(2)	Except as otherwise provided, represents management incentives earned in fiscal years 2002, 2001, and 2000 for achievement of corporate and individual objectives.
(3)
The Company has not granted any stock appreciation rights or restricted stock awards and does not have any Long-Term Incentive Plans as that term is defined in regulations promulgated by the Securities and Exchange Commission.

(4)
Pursuant to the terms of his employment agreement with the Company, Mr. Chellam received a $150,000 hire-on bonus. Seventy-five thousand dollars ($75,000) of the hire-on bonus was paid to Mr. Chellam in Fiscal Year 2000; the other $75,000 was paid in Fiscal Year 1999. See Employment Contracts and Termination of Employment and Change-In-Control Arrangements, below.

(5)
Represents options granted on April 1, 2002 based on achievement of fiscal 2002 corporate and individual objectives, and stock options granted as part of the Company’s Payroll Reduction Program; See, below, “Report of the Compensation Committee of the Board of Directors.”

(6)	Represents options granted on April 2, 2001 based on achievement of fiscal 2001 corporate and individual objectives.
(7)	Represents options granted on April 3, 2000 based on achievement of fiscal 2000 corporate and individual objectives.
(8)	Includes the market value of shares purchased pursuant to the 1990 Employee Qualified Stock Purchase Plan on the date of such purchase, minus the purchase price of such shares under the Purchase Plan.
(9)	Includes a one-time cash bonus of $10,733 paid to the executive officer in April 2002 equal to six percent (6%) of the officer’s quarterly salary.
(10)	Includes a one-time cash bonus of $5,175 paid to the executive officer in April 2002 equal to six percent (6%) of the officer’s quarterly salary.
(11)	Includes a one-time cash bonus of $4,725 paid to the executive officer in April 2002 equal to six percent (6%) of the officer’s quarterly salary.
(12)	Includes a one-time cash bonus of $4,050 paid to the executive officer in April 2002 equal to six percent (6%) of the officer’s quarterly salary.
(13)	Includes a one-time cash bonus of $6,975 paid to the executive officer in April 2002 equal to six percent (6%) of the officer’s quarterly salary.

Option Grants in Last Fiscal Year

The following table shows option grants during the fiscal year ended March 30, 2002 for the Named Executive Officers and the potential realizable value of those options, assuming 5% and 10% annual appreciation, at the end of the ten year option term. Except as otherwise noted, these numbers represent options granted pursuant to the Company’s Payroll Reduction Program (see Report of the Compensation Committee of the Board of Directors for Fiscal Year 2002).

	Individual Grants					Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term(4)
Name	Options/SARs Granted(1)		% of Total Options Granted to Employees in Fiscal Year	Exercise Price(2)	Expiration Date(3)	5%	10%
Willem P. Roelandts	268		0.00%	$37.77	08/15/11	$6,366	$16,132
	268		0.00%	$39.04	08/31/11	$6,580	$16,675
	268		0.00%	$32.33	09/17/11	$5,449	$13,809
	269		0.00%	$23.53	09/28/11	$3,981	$10,088
	179		0.00%	$29.88	10/15/11	$3,364	$8,524
	179		0.00%	$30.42	10/31/11	$3,424	$8,678
	178		0.00%	$37.57	11/15/11	$4,206	$10,658
	150,000	(5)(6)	1.93%	$37.57	11/15/11	$3,544,136	$8,981,536
	179		0.00%	$36.11	11/30/11	$4,065	$10,301
	179		0.00%	$41.40	12/17/11	$4,660	$11,811
	180		0.00%	$39.05	12/31/11	$4,421	$11,202
	1,473		0.02%	$38.89	02/15/12	$36,026	$91,297
	150,000	(6)(7)	1.93%	$42.46	04/01/12	$4,005,430	$10,150,546

TOTAL	303,620		3.91%			$7,632,107	$19,341,258

Kris Chellam	129		0.00%	$37.77	08/15/11	$3,064	$7,765
	105		0.00%	$39.04	08/31/11	$2,578	$6,533
	70		0.00%	$32.33	09/17/11	$1,423	$3,606
	58		0.00%	$23.53	09/28/11	$858	$2,175
	78		0.00%	$29.88	10/15/11	$1,466	$3,714
	78		0.00%	$30.42	10/31/11	$1,492	$3,782
	79		0.00%	$37.57	11/15/11	$1,867	$4,730
	20,000	(5)(6)	0.26%	$37.57	11/15/11	$472,551	$1,197,538
	78		0.00%	$36.11	11/30/11	$1,771	$4,489
	78		0.00%	$41.40	12/17/11	$2,030	$5,147
	56		0.00%	$39.05	12/31/11	$1,375	$3,485
	400		0.01%	$38.89	02/15/12	$9,783	$24,792
	80,000	(6)(7)	1.03%	$42.46	04/01/12	$2,136,229	$5,413,624

TOTAL	101,209		1.31%			$2,636,489	$6,681,382

	Individual Grants					Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term(4)
Name	Options/SARs Granted(1)		% of Total Options Granted to Employees in Fiscal Year	Exercise Price(2)	Expiration Date(3)	5%	10%
Steven D. Haynes	118		0.00%	$37.77	08/15/11	$2,803	$7,103
	118		0.00%	$39.04	08/31/11	$2,897	$7,342
	118		0.00%	$32.33	09/17/11	$2,399	$6,080
	118		0.00%	$23.53	09/28/11	$1,746	$4,425
	79		0.00%	$29.88	10/15/11	$1,485	$3,762
	79		0.00%	$30.42	10/31/11	$1,511	$3,830
	79		0.00%	$37.57	11/15/11	$1,867	$4,730
	20,000	(5)(6)	0.26%	$37.57	11/15/11	$472,551	$1,197,538
	79		0.00%	$36.11	11/30/11	$1,794	$4,546
	79		0.00%	$41.40	12/17/11	$2,057	$5,212
	50		0.00%	$39.05	12/31/11	$1,227	$3,112
	873		0.01%	$38.89	02/15/12	$21,352	$54,109
	70,000	(6)(7)	0.90%	$42.46	04/01/12	$1,869,201	$4,736,921

TOTAL	91,790		1.18%			$2,382,890	$6,038,712

Randy Ong	101		0.00%	$37.77	08/15/11	$2,399	$6,080
	101		0.00%	$39.04	08/31/11	$2,480	$6,284
	101		0.00%	$32.33	09/17/11	$2,054	$5,204
	102		0.00%	$23.53	09/28/11	$1,509	$3,825
	67		0.00%	$29.88	10/15/11	$1,259	$3,191
	68		0.00%	$30.42	10/31/11	$1,301	$3,297
	67		0.00%	$37.57	11/15/11	$1,583	$4,012
	15,000	(5)(6)	0.19%	$37.57	11/15/11	$354,414	$898,154
	68		0.00%	$36.11	11/30/11	$1,544	$3,913
	67		0.00%	$41.40	12/17/11	$1,744	$4,421
	69		0.00%	$39.05	12/31/11	$1,695	$4,294
	400		0.01%	$38.89	02/15/12	$9,783	$24,792
	35,000	(6)(7)	0.45%	$42.46	04/01/12	$934,600	$2,368,461

TOTAL	51,211		0.66%			$1,316,365	$3,335,927

Richard W. Sevcik	69		0.00%	$29.88	10/15/11	$1,297	$3,286
	70		0.00%	$30.42	10/31/11	$1,339	$3,394
	70		0.00%	$37.57	11/15/11	$1,654	$4,191
	40,000	(5)(6)	0.52%	$37.57	11/15/11	$945,103	$2,395,076
	70		0.00%	$36.11	11/30/11	$1,590	$4,029
	69		0.00%	$41.40	12/17/11	$1,797	$4,553
	71		0.00%	$39.05	12/31/11	$1,744	$4,419
	1,098		0.01%	$38.89	02/15/12	$26,855	$68,055
	110,000	(6)(7)	1.42%	$42.46	04/01/12	$2,937,315	$7,443,734

TOTAL	151,517		1.95%			$3,918,692	$9,930,735

(1)
Except as otherwise noted, these options were granted under the Company’s 1997 Stock Option Plan, have a 10-year term, vest over a two-year period of employment and have an exercise price equal to market value on the date of grant.

(2)	The exercise price may be paid by check, cash or delivery of shares that have been held for a minimum of six months.
(3)	Options may terminate before their expiration dates if the optionee’s status as an employee, director, or consultant is terminated, upon the optionee’s death or upon an acquisition of the Company.

(4)
Potential realizable value is based on an assumption that the market price of the stock appreciates at the stated rate, compounded annually from the date of grant until the end of the ten-year option term. These values are calculated based on requirements established by the Securities and Exchange Commission and do not reflect the Company’s estimate of future stock price appreciation.

(5)	Represents options granted November 15, 2001 based on achievement of fiscal 2002 corporate and individual objectives for the first half of fiscal 2002.
(6)
These options were granted under the Company’s 1997 Stock Option Plan, have a 10-year term, vest over a four-year period of employment and have an exercise price equal to market value on the date of grant.

(7)	Represents options granted April 1, 2002 based on achievement of fiscal 2002 corporate and individual objectives for the second half of fiscal 2002.

Aggregated Option Exercises in Last Fiscal Year and Fiscal Year End Options

The following table sets forth, as to the Named Executive Officers, certain information concerning exercise of options during the fiscal year ended March 30, 2002, and the year-end value of unexercised options:

Name	Shares Acquired on Exercise (#)	Value Realized ($)	Number of Securities Underlying Unexercised Options/SAR’s at Fiscal Year-end		Value of Unexercised In-the-Money Options/SAR’s at Fiscal Year-end(1)
			Exercisable	Unexercisable	Exercisable	Unexercisable
Willem P. Roelandts	20,000	$840,936	4,247,992	641,528	$122,438,231	$5,212,246
Kris Chellam	20,000	$612,674	551,317	174,892	$15,102,349	$2,373,477
Steven D. Haynes	162,973	$6,890,443	328,333	111,781	$7,968,189	$977,552
Randy Ong	8,000	$296,218	430,605	97,706	$11,945,675	$833,551
Richard W. Sevcik	150,000	$5,122,530	1,177,058	187,459	$30,991,722	$1,291,832

(1)	Calculated by determining the difference between the fair market value of the Securities underlying the options at March 29, 2002 ($39.86 per share) and the exercise price of the options.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth the beneficial ownership of Common Stock of the Company as of May 31, 2002 by (i) each stockholder known to the Company to be a beneficial owner of more than 5% of the Company’s Common Stock, (ii) each of the Company’s directors, (iii) each of the named officers in the “Summary Compensation Table” (collectively, the “Named Executive Officers”) and (iv) all directors and executive officers at fiscal year end as a group. The Company believes that the beneficial owners of the Common Stock listed below, based on information furnished by such owners, have sole voting power and investment power with respect to such shares, except as otherwise set forth in the footnotes below and subject to applicable community property laws.

Directors, Officers and 5% Stockholders	Number of Shares	Percent of Total
Principal Stockholders
FMR Corp.(1)	24,301,502	7.73%
82 Devonshire Street
Boston, MA 02109

Capital Research and Management Company(2)	21,847,380	6.5%
333 South Hope Street
Los Angeles, CA 90071

The TCW Group Inc.(3)	19,675,359	5.9%
865 South Figueroa Street
Los Angeles, CA 90017

Directors
Bernard V. Vonderschmitt(4)	4,099,229	1.22%
Willem P. Roelandts(5)	4,436,606	1.32%
John L. Doyle(6)	225,520	*
Jerald G. Fishman(7)	25,892	*
Philip T. Gianos(8)	86,212	*
William G. Howard, Jr.(9)	343,517	*
Frank Seiji Sanda(10)	211,517	*
Richard W. Sevcik(11)	1,221,718	*
Elizabeth Vanderslice(12)	16,370	*

Named Executive Officers
Kris Chellam(13)	661,542	*
Steven D. Haynes(14)	392,749	*
Randy Ong(15)	574,691	*
All directors and executive officers at fiscal year end as a group (14 persons)(16)	13,057,630	3.88%

*	Less than 1%
(1)	Based on information contained in the Schedule 13G which was filed by this stockholder pursuant to Section 13 of the Securities and Exchange Act of 1934, as amended, on February 14, 2002.
(2)	Based on information contained in the Schedule 13G which was filed by this stockholder pursuant to Section 13 of the Securities and Exchange Act of 1934, as amended, on February 11, 2002.
(3)	Based on information contained in the Schedule 13G which was filed by this stockholder pursuant to Section 13 of the Securities and Exchange Act of 1934, as amended, on February 13, 2002.
(4)	Includes options to purchase 41,020 shares of Common Stock exercisable within 60 days from May 31, 2002 and 4,058,209 shares held by the Bernard V. & Theresa S. Vonderschmitt Jt. Trust.
(5)	Includes options to purchase 4,370,921 shares of Common Stock exercisable within 60 days from May 31, 2002. Mr. Roelandts is Chief Executive Officer of the Company in addition to being a director.

(6)	Includes options to purchase 221,520 shares of Common Stock exercisable within 60 days from May 31, 2002 and 4,000 shares held by the Doyle Family Trust.
(7)	Includes options to purchase 25,892 shares of Common Stock exercisable within 60 days from May 31, 2002.
(8)	Includes options to purchase 23,250 shares of Common Stock exercisable within 60 days from May 31, 2002 and 40 shares held by Mr. Gianos’ son.
(9)	Includes options to purchase 343,517 shares of Common Stock exercisable within 60 days from May 31, 2002.
(10)	Includes options to purchase 201,517 shares of Common Stock exercisable within 60 days from May 31, 2002.
(11)	Includes options to purchase 1,214,984 shares of Common Stock exercisable within 60 days from May 31, 2002.
(12)	Includes options to purchase 16,142 shares of Common Stock exercisable within 60 days from May 31, 2002 and 228 shares held in joint ownership.
(13)
Includes options to purchase 625,234 shares of Common Stock exercisable within 60 days from May 31, 2002, 18,872 shares held by the Chellam Family Trust, 8,000 shares held by a Family Corporation, 5,900 shares held by Mr. Chellam’s immediate family and 1,000 shares by Mr. Chellam’s mother-in-law.

(14)	Includes options to purchase 353,805 shares of Common Stock exercisable within 60 days from May 31, 2002, 17,673 shares held by the Haynes Family Foundation and 550 shares held by Mr. Haynes’ son.
(15)
Includes options to purchase 450,879 shares of Common Stock exercisable within 60 days from May 31, 2002, 115,205 shares held by the Ong Family Trust, and 8,012 shares held by Mr. Ong’s immediate family.

(16)	Includes options held by Officers and directors of the Company to purchase an aggregate of 8,579,586 shares of Common Stock exercisable within 60 days from May 31, 2002.

EMPLOYMENT CONTRACTS AND TERMINATION OF EMPLOYMENT AND
CHANGE-IN-CONTROL ARRANGEMENTS

On January 11, 1996, the Company entered into a letter agreement with Willem P. Roelandts, its current President and Chief Executive Officer, relating to terms of his employment, his initial level of compensation and payment of certain compensation in the event of his termination from the Company under certain circumstances. The agreement provides for initial base compensation of $41,667 per month, a target bonus equal to 60% of base salary and the grant of options to purchase 3,200,000 shares of Common Stock, exercisable at $7.95 per share and vesting over a five year period. The letter agreement provides that in the event that Mr. Roelandts voluntarily terminates his employment with the Company or is terminated for cause, he will not be eligible to receive any severance payments. The letter agreement also provides that if Mr. Roelandts is terminated without cause within one year of a change in control of the Company, he would receive two year’s base pay, two year’s target bonus, two year’s medical and dental insurance and full vesting of all previously unvested stock options.

In January 1996, Bernard V. Vonderschmitt resigned as Chief Executive Officer of the Company. On June 1, 1996, Mr. Vonderschmitt became a consultant to the Company pursuant to a consulting agreement effective the same date (the “Consulting Agreement”). The Consulting Agreement provides that Mr. Vonderschmitt shall continue his service as Chairman of the Company’s Board of Directors and, as reasonably requested by the Company, shall provide advice on issues of importance to the Company, including general corporate, technological and marketing issues. The terms of the Consulting Agreement provide for minimal compensation, continued ability to exercise all vested stock options which Mr. Vonderschmitt received as President of the Company and for reimbursement of expenses incurred by Mr. Vonderschmitt in connection with the provision of his consulting services as well as the provision of medical and dental insurance for Mr. Vonderschmitt and his spouse.

On April 10, 1997, the Company entered into a letter agreement with Richard W. Sevcik, its current Senior Vice President and General Manager, relating to terms of his employment, his initial level of compensation and payment of certain compensation in the event of his termination from the Company under certain circumstances. The agreement provides for a hire-on bonus of $150,000 payable over two years in equal installments, initial base compensation of $29,167 per month, a target bonus equal to 50% of base salary with the first two Fiscal Year 1998 quarters guaranteed and the grant of options to purchase 1,200,000 shares of Common Stock, exercisable at $11.72 per share and vesting over a four year period. The letter agreement provides that in the event that Mr. Sevcik voluntarily terminates his employment with the Company or is terminated for cause, he will not be eligible to receive any severance payments. The letter agreement also provides that if Mr. Sevcik is terminated without cause within one year of a change in control of the Company, he would receive one year’s base pay, one year’s target bonus, one year’s medical and dental insurance and one year’s vesting of unvested stock options.

On December 3, 1997, the Board of Directors approved a discretionary plan enabling it to provide for the acceleration of the vesting by one year of options held by an officer in the event of the voluntary resignation by such officer at or after attaining the age of fifty-five (55) with at least five year’s service as an officer of the Company. Such acceleration of the vesting of options is subject to certain restrictions and conditions as determined by the Board of Directors.

On July 22, 1998, the Company entered into a letter agreement with Kris Chellam, its current Senior Vice President, Finance and Chief Financial Officer, relating to terms of his employment and his initial level of compensation. The agreement provides for a hire date of July 27, 1998 and hire-on bonus of $150,000 payable in six equal, quarterly installments, initial base compensation of $22,917 per month, and the grant of options to purchase 600,000 shares of Common Stock at a price per share equal to $8.91 and vesting over a four year period.

REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF
DIRECTORS FOR FISCAL YEAR 2002

Overview

The Compensation Committee of the Board of Directors establishes the general compensation policies of the Company, determines the specific compensation levels for senior management and administers the Profit Sharing Plan, the Xilinx Incentive Plan, the 1990 Employee Qualified Stock Purchase Plan, the 1997 Stock Plan and the Deferred Compensation Plan. The Compensation Committee is comprised of independent, non-employee directors who have no interlocking relationships as defined by the SEC. The Committee regularly consults independent compensation data such as public company proxy statements and the Radford Management Survey in setting executive compensation. The companies whose proxies and other publicly available materials the Committee reviews in the course of setting executive compensation levels satisfy all or some of the following criteria: they are in similar industries as the Company; they are of roughly similar size (as measured by revenues and aggregate market capitalization) as the Company; they have similar growth expectations as the Company; or they are other companies against whom Xilinx competes for talent.

The Company applies a similar philosophy to compensation for all employees, including senior management. This philosophy is based upon the premise that the achievements of the Company result from the coordinated efforts of all individuals’ contributions working toward common, defined goals.

Base salaries for the Company’s officers are reviewed and adjusted on an annual basis. In determining compensation for the Company’s officers for the 2002 fiscal year, the Committee considered a number of factors. In the case of all officers of the Company, determination of base salary was based on a number of criteria, including the individual officer’s performance level during the prior year, the officer’s base compensation level during the prior year, individual achievements of that officer and base salary paid to officers in comparable positions at companies in Xilinx’s industry and of comparable size. Determination of base salary is not made in accordance with a strict formula which measures weighted qualitative and quantitative factors, but rather is based on objective data synthesized to competitive ranges following statistical analysis and subjective policies and practices, including an overall review of the foregoing factors, all of which are considered when making the determination of base salary.

Whether or not bonuses are paid is determined solely by whether or not the Company has achieved corporate financial goals for a given quarter. If bonuses are paid, they are paid semiannually. With respect to target bonuses for each officer, a target percentage was established based on target bonuses of comparable officers at comparable companies. There were no cash bonuses paid to officers of the Company for fiscal year 2002. For the upcoming fiscal year, payment of such bonuses will depend upon achievement of pre-stated levels of revenue growth and operating income goals, weighted equally.

The Committee’s determination with respect to stock option grants to officers for fiscal year 2002 was based on both individual performance and corporate performance. Determination of option grant amounts is not made in accordance with a strict formula which measures weighted qualitative and quantitative factors, but rather is based on objective data synthesized to competitive ranges following statistical analysis and subjective policies and practices, including an overall review of both individual and corporate performance, all of which are considered when making the determination of option grant amounts, and the value of stock option grants of comparable officers at comparable companies.

Payroll Reduction Programs

During fiscal year 2002, the Company experienced revenue and profit shortfalls related to the economic recession. As a means of reducing internal costs, the Company invoked a number of payroll reduction programs (collectively the “Payroll Reduction Program”). These programs affected all employees in the United States, including the directors and officers of the Company, and resulted in paycuts, voluntary time-off, and mandatory shut-down days by the Company; the Company adopted equivalent programs, in compliance with local law, for its international employees. The first payroll reduction program resulted in a tiered pay-cut for all employees, including officers of the Company. Most employees’ (the lowest grade level of employees were exempted from this tiered pay cut) salaries were reduced by a certain percentage depending on their grade level with the highest grade levels receiving the highest percentage pay cut and the lower grade levels receiving lesser percentage pay cuts. A second payroll reduction program gave all employees, including officers of the Company, a seven and one-half percent (7.5%) pay cut with the option to take days off in lieu of the reduced pay or to receive a grant of options, at a set exchange ratio, with more favorable vesting terms (two years) than options normally issued by the Company (four years). The “Option Grants in Last Fiscal Year” table, above, identifies the different stock option grants made to the Named Executive Officers of the Company under the Payroll Reduction Program; it also identifies all other stock option grants made to the Named Executive Officers in fiscal year 2002.

Compensation Philosophy

The goals of the compensation program are to align compensation with performance and to enable the Company to attract, retain and reward personnel who contribute to the long-term success of the Company. The Company’s compensation program for executive officers is based on the same principles that apply to all corporate employees.

Competitive Levels of Compensation

The Company is committed to providing a compensation program that helps to attract and retain the people necessary to achieve its objectives. To ensure that this program is competitive, the Company periodically reviews the compensation practices of other companies in similar industries. The Company believes that its compensation levels are near the median of industry compensation levels.

Compensation Linked to Performance

Executive officers are rewarded based upon corporate and individual performance. Corporate performance is evaluated by reviewing the extent to which strategic and business plan goals are met, including such factors as revenue growth, operating profits and performance relative to that of competitors. Individual performance is evaluated in the context of progress against established objectives.

Compensation Determination and Administration Processes

The Company generally applies its compensation philosophy worldwide, in accordance with local law. The Company believes that all employees should understand the performance evaluation and compensation administration processes and endeavors to make such processes fully comprehensible to them.

Modes of Compensation

Approximately once a year, the Company reviews employees’ base salaries, taking into consideration each employee’s performance and salaries for competitive positions in the labor market.

The Company believes that all employees are responsible for achieving corporate profit objectives. The Company has two worldwide profit-based cash incentive plans: a Profit Sharing Plan and a Xilinx Incentive Plan. These plans provide for a portion of profits to be shared with employees only if the Company achieves pre-stated levels of growth in revenue and operating income. The Company’s officers and key employees, including certain of the Named Executive Officers, participate in the Xilinx Incentive Plan, while all other employees (with the exception of employees in the Sales Incentive Plan) participate in the Profit Sharing Plan (provided that they are employed for the entire calendar quarter). Officers and key employees do not participate in the Profit Sharing Plan.

For employees eligible for the Xilinx Incentive Plan, distribution of the pool of eligible profits occurs semiannually. Individual awards are based upon salary, Company performance and level of responsibility. During fiscal year 2002, the Company did not grant any awards under the Xilinx Incentive Plan.

For employees eligible for the Profit Sharing Plan, the pool of eligible profits are distributed quarterly, with 50% divided equally among all participants and the other 50% divided proportionately among participants based on salary level. During fiscal year 2002, the Company did not grant any awards under the Profit Sharing Plan.

Although the Company did not grant any awards under either the Xilinx Incentive Plan or Profit Sharing Plan during fiscal year 2002, the Company did grant a one-time cash bonus to all employees of the Company in April 2002 equal to six percent (6%) of the employee’s quarterly salary. The Summary Compensation Table, above, includes the amounts of the one-time cash bonus to the Named Executive Officers.

On April 1, 2000, the Compensation Committee adopted a non-qualified deferred compensation plan during fiscal year 2001. Under the Deferred Compensation Plan, certain key employees and non-employee directors may defer a portion of their salary and bonus. Participants’ deferrals earn rates of return based on the performance of the mutual funds selected by the participants.

The Company believes it is important to align employee and stockholder long-term interests by creating a strong and direct link between employee compensation and stockholder return. To this effect the Company has both a 1988 Stock Option Plan and a 1997 Stock Plan, as well as a 1990 Employee Qualified Stock Purchase Plan.

Under the 1990 Employee Qualified Stock Purchase Plan, employees who meet the required work hours are entitled to purchase shares of Common Stock at 85% of the fair market value of the stock at certain specified dates.

Compensation of the Chief Executive Officer

Pursuant to the recommendation of the Compensation Committee, Mr. Roelandts had an annual base salary in the amount of $715,500 for fiscal year 2002. However, Mr Roelandts’ participation in the aforementioned payroll reduction plans as an employee reduced his actual salary during the fiscal year to $561,966. Mr. Roelandts was also eligible for a performance-based bonus targeted at 70% of his annual base salary per year upon the achievement of certain performance goals set by the Board of Directors. Mr. Roelandts did not receive a bonus during fiscal year 2002. Beginning in Fiscal Year 2000, the Compensation Committee determined that any performance-based bonus earned by Mr. Roelandts be paid in cash rather than in stock option grants as had been done in the past. The Committee determined Mr. Roelandts’ compensation pursuant to objective data synthesized to competitive ranges following statistical analysis and subjective policies and practices, including assessment of his achievements, and a review of compensation paid to chief executive officers of comparable companies.

Compensation Committee of The Board of Directors

—Philip T. Gianos, Chairman
—William G. Howard, Jr.
—Jerald G. Fishman

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

No member of the Compensation Committee is an officer or employee of the Company or any of its subsidiaries.

COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s officers and directors, and persons who own more than ten percent of a registered class of the Company’s equity securities, to file reports of ownership and changes in ownership of such securities with the Securities and Exchange Commission and the New York Stock Exchange. Officers, directors and greater than ten-percent beneficial owners are required by applicable regulations to furnish the Company with copies of all Section 16(a) forms they file. The Company is not aware of any beneficial owner of more than ten percent of its Common Stock.

Based solely upon a review of the copies of the forms furnished to the Company, or written representations from certain reporting persons that no Forms 5 were required, the Company believes that all filing requirements applicable to its officers and directors were complied with during the 2002 fiscal year except: In August 2001, Mr. Frank Seiji Sanda, a member of the Board of Directors, inadvertently failed to report three sales of stock, which were subsequently reported on Form 4.

COMPANY STOCK PRICE PERFORMANCE

The following chart shows a comparison of cumulative total return for the Company’s Common Stock, the Standard & Poor’s 500 Stock Index (“S&P 500 Index”), and the Standard & Poor’s 500 Semiconductors Index (“S&P 500 Semiconductors”). The total stockholder return assumes $100 invested on March 31, 1997 in Xilinx, Inc. Common Stock, the S&P 500 and the S&P 500 Semiconductors.

	Base Period Mar 97	INDEXED RETURNS Years Ending
Company / Index		Mar 98	Mar 99	Mar 00	Mar 01	Mar 02
XILINX INC.	$100	$76.79	$166.41	$679.49	$288.21	$327.06
S&P 500 INDEX	$100	$148.00	$175.32	$206.77	$161.95	$162.34
S&P 500 SEMICONDUCTORS	$100	$109.20	$165.37	$408.74	$154.86	$168.41

PAST RESULTS ARE NOT AN INDICATOR OF FUTURE INVESTMENT RETURNS

DELIVERY OF DOCUMENTS TO STOCKHOLDERS SHARING AN ADDRESS

If you are the beneficial owner, but not the record holder, of the Company’s shares, your broker, bank or other nominee may only deliver one copy of the Company’s proxy statement and annual report to multiple stockholders who share an address unless that nominee has received contrary instructions from one or more of the stockholders. The Company will deliver promptly, upon written or oral request, a separate copy of the proxy statement and annual report to a stockholder at a shared address to which a single copy of the documents was delivered. A stockholder who wishes to receive a separate copy of the proxy statement and annual report, now or in the future, should submit their request to the Company by email (lori.owen@xilinx.com), by telephone at (408.879.6911) or by submitting a written request to Maria Quillard, Sr. Director—Investor Relations, Xilinx, Inc., 2100 Logic Drive, San Jose, CA 95124. Beneficial owners sharing an address who are receiving multiple copies of proxy materials and annual reports and wish to receive a single copy of such materials in the future will need to contact your broker, bank or other nominee to request that only a single copy of each document be mailed to all stockholders at the shared address in the future.

OTHER MATTERS

The Company knows of no other matters to be submitted to the meeting. If any other matters properly come before the meeting, it is the intention of the persons named in the enclosed proxy card to vote the shares they represent as the Board of Directors may recommend.

THE BOARD OF DIRECTORS

Dated:  June 17, 2002

1043-PS-02

THIS PROXY IS SOLICITED ON BEHALF OF
THE BOARD OF DIRECTORS OF
XILINX, INC.
2002 ANNUAL MEETING OF STOCKHOLDERS

The undersigned stockholder of XILINX, INC., a Delaware corporation (“Xilinx”), hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement of Xilinx, each dated June 17, 2002, and hereby appoints Willem P. Roelandts and Thomas R. Lavelle, or either of them, proxies and attorneys-in-fact, with full power to each of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the 2002 Annual Meeting of Stockholders of Xilinx to be held on August 8, 2002, at 11:00 a.m., Pacific Daylight Time, at Xilinx, Inc., 2100 Logic Drive, San Jose, California, 95124, and at any adjournment or adjournments thereof, and to vote all shares of Common Stock $0.01 par value of Xilinx (“Common Stock”), which the undersigned would be entitled to vote if then and there personally present, on the matters set forth on the reverse side of this proxy.

THIS PROXY WILL BE VOTED AS DIRECTED, OR, IF NO CONTRARY DIRECTION IS INDICATED, WILL BE VOTED FOR THE ELECTION OF EACH OF BERNARD V. VONDERSCHMITT, WILLEM P. ROELANDTS, JOHN L. DOYLE, JERALD G. FISHMAN, PHILIP T. GIANOS, WILLIAM G. HOWARD, JR., FRANK SEIJI SANDA, RICHARD W. SEVCIK AND ELIZABETH VANDERSLICE AS DIRECTORS OF XILINX; FOR THE RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS INDEPENDENT AUDITORS FOR FISCAL YEAR 2003; AND AS SAID PROXIES DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

1.    ELECTION OF DIRECTORS:

Nominees: Bernard V. Vonderschmitt, Willem P. Roelandts, John L. Doyle, Jerald G. Fishman, Philip T. Gianos,
William G. Howard, Jr., Frank Seiji Sanda, Richard W. Sevcik and Elizabeth Vanderslice.

FOR ALL NOMINEES LISTED ABOVE ☐	☐ WITHHOLD AUTHORITY TO VOTE FOR ALL NOMINEES LISTED ABOVE

☐ _______________________________ For all nominees except as noted above	☐ MARK HERE FOR ADDRESS CHANGE AND NOTE BELOW

2.    PROPOSAL TO RATIFY THE APPOINTMENT OF ERNST & YOUNG LLP AS INDEPENDENT AUDITORS OF XILINX FOR THE FISCAL YEAR ENDING MARCH 29, 2003:

☐  FOR                                ☐  AGAINST                            ☐  ABSTAIN

(This Proxy should be marked, dated and signed by the stockholder(s) exactly as his or her name appears hereon, and returned promptly in the enclosed envelope. Persons signing in a fiduciary capacity should so indicate. If shares are held by joint tenants or as community property, both should sign.)

Signature:  __________________    Date:  _________    Signature:  __________________    Date:  __________

EQUISERVE VOTING INSTRUCTIONS

Vote by Telephone It’s fast, convenient and immediate! Call Toll-Free on a Touch-Tone Phone 1-877-PRX-VOTE (1-877-779-8683)	Vote by Internet It’s fast, convenient and your vote is immediately confirmed and posted.

Follow these four easy steps:

1.    Read the accompanying Proxy Statement and Proxy Card.

2.    Call the toll-free number 1-877-PRX-VOTE (1-877-779-8683). For shareholders residing outside the United States call the following number collect on a touch-tone phone: 1-201-536-8073.

3.    Enter your 14 -digit Voter Control Number located on your Proxy Card above your name.

4.    Follow the recorded instructions.

Your vote is important! Call 1-877-PRX-VOTE
(1-877-779-8683) anytime!

Follow these four easy steps:

1.    Read the accompanying Proxy Statement and Proxy Card.

2.    Go to the Website
        http://www.eproxyvote.com/xlnx

3.    Enter your 14 -digit Voter Control Number located on your Proxy Card above your name.

4.    Follow the instructions provided.

Your vote is important!
Go to http://www.eproxyvote.com/xlnx anytime.